UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2019

Rodin Global Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

1035 Battery Street, San Francisco, California – Leased to Williams Sonoma

On September 26, 2019, Rodin Global Property Trust, Inc. (the “Company”), through a joint venture (the “Battery Street SF JV”) between a wholly-owned subsidiary of the Company’s operating partnership (the “RGPT Member”) and GSR Battery, LLC (“GSR”), an affiliate of Graham Street Realty, indirectly acquired an office building (the “Property”) located at 1035 Battery Street in San Francisco, California at a contract purchase price of $11,600,000 (the “Purchase Price”), exclusive of closing costs. The fee simple interest in the Property is held by a single purpose limited liability company (the “SPE”), which is a wholly-owned subsidiary of Battery Street SF JV. The Property was acquired from B.J. & L. Company LLC (the “Seller”). Seller is a third party and not affiliated with the Company or GSR.

The Battery Street SF JV was entered into on September 24, 2019, and is externally managed by a wholly-owned subsidiary of the Company’s operating partnership (the “Manager”). The RGPT Member and GSR own 75% and 25% of the Battery Street SF JV membership interests, respectively. GSR will be entitled to a promote to the extent that the returns to the RGPT Member and GSR in the Battery Street SF JV exceed a certain hurdle.

The Property is 100% leased to Williams-Sonoma, Inc. and is property managed by Paramount Property, LTD., pursuant to a property management agreement, and asset managed by 1035 Battery Street Asset Management, LLC, pursuant to an asset management agreement, each affiliates of GSR. The Manager has caused the Battery Street SF JV to pay a structuring fee equal to 1% of the Purchase Price to GSR (or its designee) on the date of the closing of the acquisition of the Property.

The following table provides certain information about the Property:

Rent Commencement Date	Lease Expiration Date	Rentable Square Feet	2019 Rent	Rental Escalations	Tenant Renewal Options
12/7/2004	12/31/2021	13,335	$559,403	$2.00 per SQF on 1/1/2020	One 6-year renewal option at 90% of fair market rent

The Company funded its portion of the purchase of the Property with cash from its ongoing initial public offering.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: September 27, 2019	By:	/s/ KENNETH CARPENTER
Name: Kenneth Carpenter
Title: President